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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 1994


                          BB&T FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)



      North Carolina                  0-7871                  56-1056232
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(State or other jurisdiction        (Commission            (I.R.S. employer
     of incorporation)              file number)          identification no.)



 223 West Nash Street, Wilson, North Carolina                      27893
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  (Address of principal executive offices)                       (Zip code)



     Registrant's telephone number, including area code:   (919) 399-4291
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                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.


        On August 1, 1994, the Registrant and Southern National Corporation of Winston-Salem, North Carolina jointly announced the signing of a definitive agreement of merger. The merger of equals, unanimously approved on July 29 by the Boards of Directors of both companies, will be accomplished through a merger to be accounted for as a pooling-of-interests. Included as exhibit 99.1 is the joint press release.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        (c) Exhibits

            99.1 Joint Press Release from BB&T Financial Corporation and Southern National Corporation of Winston-Salem, North Carolina, dated August 1, 1994.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       BB&T FINANCIAL CORPORATION


DATE: August 2, 1994                   BY: /s/ Scott E. Reed
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                                            Scott E. Reed
                                            Senior Executive Vice President